SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 12, 2002

LINENS ’N THINGS, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12381 (Commission File Number)	22-3463939 (I.R.S. Employer Identification No.)

6 Brighton Road, Clifton, New Jersey (Address of Principal Executive Offices)	07015 (Zip Code)

Registrant’s telephone number, including area code	(973) 778-1300

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit

99.1	Transmittal Letter

99.2	Certification of Chief Executive Officer

99.3	Certification of Chief Financial Officer

Item 9.   Regulation FD Disclosure

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002, as filed with the SEC on August 12, 2002, Linens ’n Things, Inc. (the “Company”) filed as correspondence the transmittal letter and the certifications required by §906 of the Sarbanes-Oxley Act of 2002. On August 9, 2002, Norman Axelrod, Chairman and Chief Executive Officer of the Company and William T. Giles, Senior Vice President, Chief Financial Officer of the Company, each submitted to the SEC a sworn statement pursuant to SEC Order No. 4-460. Copies of all of the foregoing statements and certifications are attached hereto as exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2002	LINENS ’N THINGS, INC. By: WILLIAM T. GILES —————————————— William T. Giles Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Transmittal Letter

99.2	Certification of Chief Executive Officer

99.3	Certification of Chief Financial Officer